SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2006


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


         Washington                   0-22435                  84-1389562
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State or other jurisdiction          Commission             (I.R.S. Employer
      of incorporation               File Number           Identification No.)


1300 16th Avenue, Clarkston, Washington                          99403
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors, or Principal Officers, Election of Directors;
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           Appointment of Principal Officers.
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           On February 10, 2006, FirstBank NW Corp. announced that it appointed Michael F. Reuling to its Board of Directors. Action was taken at the February 9, 2006 Board of Director's meeting. Mr. Reuling is presently a director of FirstBank Northwest. Mr. Reuling will serve as a director on both Boards, and will serve as a member of the Compensation Committees of FirstBank Northwest and FirstBank NW Corp. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 8.01  Other Events.
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           On February 10, 2006, FirstBank NW Corp. announced that its Board of Directors has declared a quarterly cash dividend of $0.10 per share of its common stock. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
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           (c)    Exhibit 99.1    FirstBank NW Corp. press release dated
                                  February 10, 2006.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.


Date: February 13, 2006                By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

                                  EXHIBIT 99.1

          Press Release for FirstBank NW Corp. dated February 10, 2006